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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): November 18, 1998


                         Commission file number 0-23802


                          MOTIVEPOWER INDUSTRIES, INC.
                          ----------------------------
             (Exact name of registrant as specified in its charter)


         DELAWARE                                          82-0461010
         --------                                          ----------
(State or other jurisdiction                            (I.R.S. Employer
    of incorporation)                                 Identification Number)




         Two Gateway Center, 14th Floor, Pittsburgh, Pennsylvania 15222
         --------------------------------------------------------------
               (Address of principal executive offices; zip code)




                                 (412) 201-1101
                                 --------------
               (Registrant's Telephone No., including area code)


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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS


     On November 18, 1998, MotivePower Industries, Inc. (the Company) announced the acquisition, through MotivePower Investments Limited, of Young Radiator Company (Young), a privately held manufacturer of heat transfer products, for $70.5 million in cash. The acquisition was of 100% of the common stock of Young. The acquisition agreement was negotiated among the Company and Fred Young, the owner of the majority of the Young shares issued and outstanding. The Company plans to file an IRC Section 338(h)(10) election. The Company utilized borrowing capacity under its domestic revolver to fund the acquisition.

     Founded in 1927, Young is a leading manufacturer of radiators, air coolers and heat exchange systems for rail and industrial power-related markets. Young's products are used in locomotives, construction and mining vehicles, diesel and gas engines, military vehicles, stationary generator sets and industrial, off-the-road equipment. Young recorded net sales of $48.2 million for its fiscal year ended December 31, 1997 with assets of $35.4 million and stockholders equity of $28.9 million. Young has approximately 440 employees.

     Young's assets included owned real property, machinery, and office equipment located in Racine, WI (approximately 235,000 square feet), Lexington, TN (approximately 180,000 square feet) and Centerville, IA (approximately 110,000 square feet). Young utilized such assets in the manufacturing and sale of its product offerings. It is the Company's current intention that the acquired assets will continue in that same use while the Company seeks synergies with its other operations. The transaction will be accounted for as a purchase in accordance with Accounting Principles Board Opinion No. 16, "Business Combinations."


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS


     This Form 8-K does not contain the financial statements, pro forma financial information or exhibits required by Regulation S-X. As permitted by Regulation S-X, the Company will file these required documents in an amendment to this Form 8-K within the next 60 days.





                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   MOTIVEPOWER INDUSTRIES, INC.

                                       By: /s/ David L. Bonvenuto
                                          ------------------------------
                                          David L. Bonvenuto
                                          Vice President, Controller and
                                          Principal Accounting Officer

                                          December 3, 1998